Exhibit 10.1

THE PROPHASE LABS, INC.

AMENDED AND RESTATED

2022 EQUITY COMPENSATION PLAN

1. PURPOSE OF THE PLAN

The purpose of the Plan is to aid ProPhase Labs, Inc. (the “Company”) and its Affiliates in recruiting and retaining employees, consultants and advisors of outstanding ability and to motivate them to exert their best efforts on behalf of the Company and its stockholders by providing incentives through the granting of Awards. The Company expects that it and the Company’s stockholders will benefit from the added interest which such employees, consultants and advisors will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2. AMENDMENT AND RESTATEMENT; EFFECTIVE DATE

The Plan, originally titled The Quigley Corporation 2010 Equity Compensation Plan, was ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 5, 2010. The Plan was subsequently amended by the Board, titled the Amended and Restated 2010 Equity Compensation Plan, and ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 6, 2013, May 24, 2016, May 23, 2018, and May 20, 2021. As renamed, this Amended and Restated 2022 Equity Compensation Plan became effective on the Effective Date, subject to approval of the Company’s stockholders; and amends and restates the 2010 Equity Compensation Plan in its entirety.

3. DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

a) Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by or under common control with the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

b) Award: An Option, Restricted Stock, Restricted Stock Unit, or Other Stock Based Award granted pursuant to the Plan.

c) Beneficial Owner: A “beneficial owner,” as such term is defined in Rule 13(d)(3) of the Exchange Act (or any successor rule thereto).

d) Board: The Board of Directors of the Company.

e) Change of Control: The occurrence of any one of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (for purposes of SEC Rule 13d) (“Person”), acquires ownership of the Shares that, together with the Shares held by such Person, constitutes more than 50% of the total voting power of the Shares of the Company. No Change of Control shall have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional Shares by any one Person, who is considered to own more than 50% of the total voting power of the Shares of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

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(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code.

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if its primary purpose is to: (1) change the state of the Company’s incorporation, or (2) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

f) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

g) Committee: The Compensation Committee of the Board (or a subcommittee thereof as provided under Section 5), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

h) Company: ProPhase Labs, Inc., a Delaware corporation.

i) Director: A non-employee member of the Board.

j) Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.

k) Effective Date: April 11, 2022, subject to the approval of the Company’s stockholders.

l) Employment: The term “Employment” as used herein shall be deemed to refer to (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s services as a consultant, advisor or other service provider, if the Participant is a consultant, advisor or other service provider to the Company or its Affiliates, and (iii) a Participant’s services as a non-employee director, if the Participant is a non-employee member of the Board.

m) Exchange Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

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n) Fair Market Value: On a given date, (i) if there should be a public market for the Shares on such date, the closing price of the Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which such Shares are listed or admitted to trading, (ii) if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such other market in which such prices for the Shares are regularly quoted) or (iii) if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith and consistent with Section 409A of the Code; provided, however that in determining the Fair Market value, the Committee shall not apply a discount for any minority interest. With respect to (i) and (ii) above, if no sale of Shares shall have been reported on such composite tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System or other applicable market on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

o) ISO: An Option that is also an incentive stock option granted pursuant to Section 7(d) of the Plan.

p) Option: A stock option granted pursuant to Section 7 of the Plan.

q) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

r) Participant: An employee, director, consultant, advisor or other service provider of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

s) Permitted Holder(s): “Permitted Holder” means, as of the date of determination, any and all of (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company or (ii) any stockholder of the Company who, together with its affiliates, owns 50% or more of the total voting power of all classes of voting stock of the Company as of the Effective Date, or any affiliate(s) of such stockholder.

t) Person: A “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act (or any successor section thereto).

u) Plan: The ProPhase Labs, Inc. Amended and Restated 2022 Equity Compensation Plan as set forth herein.

v) Restricted Stock: An Award granted pursuant to Section 8(b) of the Plan.

w) Restricted Stock Unit: An Award granted pursuant to Section 8(b) of the Plan.

x) Shares: Shares of common stock of the Company.

y) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

4. SHARES SUBJECT TO THE PLAN

Subject to this Section 4 and Section 9 of the Plan, the total number of Shares which may be issued under the Plan is the sum of (i) 1,000,000 Shares plus (ii) the number of Shares available under the 2010 Equity Compensation Plan immediately prior to stockholder approval of this Plan (as of April 11, 2022, 275,875 Shares were available, subject to the counting, adjustment and substitution provisions of the Plan), all of which may be issued as ISOs. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards under this Plan which terminate, expire, forfeit or lapse without the payment of consideration (or Awards settled in cash in lieu of Shares) may be granted again under the Plan. If the exercise price of an Award is paid by delivering to the Company Shares previously owned by the Participant or if Shares are delivered or withheld for purposes of satisfying a tax withholding obligation, the number of Shares covered by the Award equal to the number of Shares so delivered or withheld shall, however, be counted against the number of Shares granted and shall not again be available for Awards under the Plan. Stock Appreciation Rights to be settled in Shares shall be counted in full against the number of Shares available for award under the Plan regardless of the number of Shares issued upon settlement of the Stock Appreciation Right. All of the Options that are available for issuance under the Plan may be issued as ISOs.

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5. ADMINISTRATION

The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or advisable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company, any of its Affiliates or any of their respective predecessors, or any entity acquired by the Company or with which the Company combines. The number of Shares underlying such substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee shall require payment of any minimum amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise, vesting or grant of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable withholding taxes.

6. LIMITATIONS

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7. TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted Options, as described in Section 5).

b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than seven years after the date it is granted. Each Option agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Option agreements, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

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c) Exercise of Options. Except as otherwise provided in the Plan or in an Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company to the extent permitted by law, (i) in cash or its equivalent (e.g., by personal check) at the time the Option is exercised, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and partly in Shares (as described in (ii) above), (iv) if there is a public market for the Shares at such time, and provided that a sale of Shares by the Participant is permitted at such time under the Company’s insider trading policy then in effect, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased or (v) to the extent the Committee shall approve in the Option agreement or otherwise, through “net settlement” in Shares. In the case of a “net settlement” of an Option, the Company will not require a cash payment of the Option Price of the Option set forth in the Option agreement, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value that does not exceed the aggregate Option Price set forth in the Option agreement. With respect to any remaining balance of the aggregate Option Price, the Company shall accept a cash payment. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

d) ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options unless the applicable Option agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

e) Attestation. Wherever in this Plan or in any agreement evidencing an Option a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall, as appropriate, (i) treat the Option as exercised without further payment and/or (ii) withhold such number of Shares from the Shares acquired by the exercise of the Option.

8. OTHER STOCK BASED AWARDS

a) Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock Based Awards”). Such Other Stock Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock Based Awards; whether such Other Stock Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

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b) Restricted Stock Awards and Restricted Stock Units. The Committee may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Committee. A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock award hereunder only to the extent specified in the Restricted Stock agreement evidencing such Award. Awards of Restricted Stock or Restricted Stock Units shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Awards of Restricted Stock or Restricted Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(i) Terms and Conditions. Each Restricted Stock agreement and each Restricted Stock Unit agreement shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the purchase price of the Shares, if any, and the means of payment for the Shares, (c) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Committee, (e) restrictions on the transferability of the Shares and (f) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.

(ii) Restricted Stock Units. Except to the extent this Plan or the Committee specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Company and do not confer any of the rights of a stockholder until Shares are issued thereunder. Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in Shares or otherwise as determined by the Committee. Dividends or dividend equivalent rights shall be payable in cash or in additional shares with respect to Restricted Stock Units only to the extent specifically provided for by the Committee. Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 9. Any Restricted Stock Units that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.

(iii) Share Vesting. The grant, issuance, retention and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards shall be at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards subject to continued employment, passage of time and/or such performance criteria (as described in more detail in Section 8(c) below).

c) Performance Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock Based Awards granted under this Section 8 may be based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (“Performance Based Awards”). The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and, if they have, shall so certify. In connection with such certification, the Committee, or its delegate, may decide that the amount of the Performance Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula; provided that the Committee shall have the authority to waive any applicable performance goals. In the event the applicable performance goals are not waived by the Committee, payment of a Performance Based Award will occur only after certification and will be made as determined by the Committee in its sole discretion after the end of the applicable performance period.

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9. ADJUSTMENTS UPON CERTAIN EVENTS

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution or special dividend to stockholders of Shares, cash or other property (other than regular cash dividends) or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 17), as to the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 4 of the Plan or pursuant to outstanding Awards and the per share exercise price thereof, as applicable; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made.

b) Change of Control. In the event of a Change of Control (or similar corporate transaction, whether or not including any Permitted Holder) after the Effective Date, the Committee shall accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award. With respect to any Awards that are vested pursuant to the preceding sentence, the Committee may (A) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Awards, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Awards) over the aggregate exercise price of such Awards, (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (C) provide that for a period of at least 10 days prior to the Change of Control, such Awards shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change of Control, such Awards shall terminate and be of no further force or effect. For the avoidance of doubt, pursuant to (A) above, the Committee may cancel Awards for no consideration if the aggregate Fair Market Value of the Shares subject to such Awards is less than or equal to the aggregate Award Price of such Awards.

10. NO RIGHT TO EMPLOYMENT OR AWARDS

The granting of an Award under the Plan shall impose no obligation on the Company or any of its Affiliates to continue the Employment of a Participant and shall not lessen or affect the Company’s or any Affiliate’s right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award and there is no obligation for uniformity of treatment of Participants, holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

11. SUCCESSORS AND ASSIGNS

The Plan shall be binding on all successors and assigns of the Company and the Participants, including, without limitation, the estate of each such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or any other representative of the Participant’s creditors.

12. NONTRANSFERABILITY OF AWARDS

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

13. AMENDMENTS OR TERMINATION

The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (a) without the approval of the stockholders of the Company, would (except as is provided in Section 11 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, would materially adversely impair any of the rights under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or any Participant). Except as set forth in Section 9 hereof, in no event may the Committee or any other entity reprice any Award or substitute an outstanding Award for a new Award with a lower exercise price.

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Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and adopt such appropriate policies and procedures, including amendments and policies or procedures with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

14. INTERNATIONAL PARTICIPANTS

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

15. CHOICE OF LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

16. EFFECTIVENESS OF THE PLAN

The Plan shall be effective as of the Effective Date, subject to the approval of the Company’s stockholders.

17. SECTION 409A

Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Shares in respect of any Award subject to Section 409A of the Code that are linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 17.

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